Income taxes	3 Months Ended
Jun. 30, 2019
Income Taxes [Line Items]
Disclosure Of Income Tax Explanatory

Note 8 Income taxes

We recognized income tax expenses of USD 366 million for the second quarter of 2019, compared with USD 322 million for the second quarter of 2018.

Current tax expenses were USD 209 million, compared with USD 198 million, and related to taxable profits of UBS Switzerland AG and other entities.

Deferred tax expenses were USD 157 million, compared with USD 124 million. Deferred tax expenses in the second quarter of 2019 include expenses of USD 222 million, which reflect the amortization of deferred tax assets (DTAs) previously recognized in relation to tax losses carried forward and deductible temporary differences to reflect their offset against profits for the quarter, including the amortization of US tax loss DTAs at the level of UBS Americas Inc. Deferred tax expenses were decreased by a benefit of USD 130 million in respect of additional DTA recognition that resulted from the contribution of real estate assets by UBS AG to UBS Americas Inc. during the second quarter of 2019. The additional DTA recognition related to the elections that were made in the fourth quarter of 2018 to capitalize certain historic real estate costs. This amount represents one half of the expected full year benefit and, therefore, further amounts of USD 65 million will be recognized in each of the third and fourth quarters in accordance with the requirements of IAS 34, Interim Financial Reporting.